Supplement dated April 1, 2019 to the Wilmington Funds Prospectus dated August 31, 2018

(the “Prospectus”)

Effective May 1, 2019, the information in the Prospectus with respect to the Wilmington Large-Cap Strategy Fund, Wilmington International Fund, Wilmington Global Alpha Equities Fund, Wilmington Real Asset Fund, Wilmington Diversified Income Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (the “Wilmington Non-Money Market Funds”) will be amended as follows:

Purchase and Sale of Fund Shares

Effective May 1, 2019, the Class I Share class minimum initial investment will be lowered from $1,000,000 to $100,000. Additionally, effective May 1, 2019 the Class A Shares will retain a front-end sales charge up to a purchase of $100,000, and a purchase of $100,000 or greater will not have any front-end sales charge. Also, the Class A Share NAV advanced commission payment program will be discontinued.

The following amends and replaces information in the sub-section entitled “Purchase and Sale of Fund Shares” on page 3 of the Prospectus, relating to the Wilmington Large-Cap Strategy Fund only:

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class I):*	$100,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

The following amends and replaces information in the sub-section entitled “Purchase and Sale of Fund Shares” on pages 7, 12, 19, 25, 28, 32, 36, 41 and 45 of the Prospectus relating to each of the Wilmington Non-Money Market Funds, except the Large-Cap Strategy Fund:

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$100,000
Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

The following amends and replaces information in the sub-section entitled “How Are Shares Priced?” on pages 84-85 of the Prospectus relating to each of the Wilmington Non-Money Market Funds:

Sales Charge When You Purchase Class A Shares

The Class A Shares of all the Funds except for the Money Market Funds bear front-end sales charges. The term “offering price” includes the “front-end sales load.” When the Funds receive your purchase request in proper form (as described in this prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge as is shown in the tables below.

Class A Shares of each Equity Fund, Asset Allocation Fund and Alternative Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Dealer Concession	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.00%	5.82%
$50,000 but less than $100,000	4.50%	4.00%	4.71%

Class A Shares of each Fixed Income Fund (except for Short-Term Bond Fund) are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Chare as a Percentage of Public Offering Price	Dealer Concession	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.00%	4.71%

Class A Shares of Short-Term Bond Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Dealer Concession	Sales Charge as a Percentage of NAV
Less than $100,000	1.75%	1.50%	1.78%

The following reductions and eliminations of sales charges apply only to Class A Shares. The sales charge at purchase may be reduced by:

•

purchasing Shares in greater quantities to reduce the applicable sales charge (purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined);

•	combining concurrent purchases of Shares:
•	by you, your spouse, and your children under age 21; or
•	of the same share class of two or more Wilmington Funds (other than money market funds);
•	accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in a Fund); or
•

signing a Letter of Intent (“LOI”) committing to purchase a certain dollar amount of the same class of Shares within a 13 month period to combine such purchases in calculating the sales charge. The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the LOI, the custodian will release the Shares in escrow to your account. If you do not fulfill the LOI, the custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

The sales charge may be eliminated when you purchase Shares:

•	by exchanging Shares from the same share class of another Wilmington Fund (other than a money market fund);
•

through wrap accounts or other investment programs where you pay the investment professional directly for services, or through a health savings account offered by M&T Bank or one of its banking affiliates;

•	through investment professionals that receive no portion of the sales charge;
•

as a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (Immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people) because there are nominal sales efforts associated with their purchases;

•	as an employee of a dealer which has a selling group agreement with the Distributor and consents to such purchases; or
•	as an investor referred by any sub-advisor to the Funds.

If your investment qualifies for a reduction or elimination of the sales charge, you or your financial intermediary must notify the Fund’s Distributor, ALPS Distributors, Inc. (“Distributor”), or Shareholder Services at time of purchase. f the Distributor or Shareholder Services is not notified at the time of purchase, you may receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

The following amends and replaces information in the sub-section entitled “How to Purchase, Redeem and Exchange Shares” on pages 85-86 of the Prospectus relating to each of the Wilmington Non-Money Market Funds:

Purchasing Shares

If you would like to purchase Shares of a Wilmington Fund for the first time, please consult a financial professional in your area. If you do not have a financial professional, please call Shareholders Services at 1-800-836-2211.

Class A Shares
Minimum Initial Investment Amount:	$1,000
Minimum Subsequent Investment Amount:	$25

Class I Shares
Minimum Initial Investment Amount:	$100,000
Minimum Subsequent Investment Amount:	$25

Service Class Shares
Minimum Initial Investment Amount:	None
Minimum Subsequent Investment Amount:	None

Administrative Class Shares
Minimum Initial Investment Amount:	$1,000
Minimum Subsequent Investment Amount:	$25

Select Class Shares
Minimum Initial Investment Amount:	$100,000
Minimum Subsequent Investment Amount:	$25

Institutional Class Shares
Minimum Initial Investment Amount:	$5,000,000
Minimum Subsequent Investment Amount:	$25

Share Class Minimums-Bond & Equity Funds	Initial Purchase
	Class A	Class I1
General	$1,000	N/A2
Uniform Gifts or Transfers to Minor Accounts	$1,000	N/A
IRAs	$250	N/A
SIMPLE IRAs	None	N/A
Systematic Investment Plans	$50	N/A
Clients of Eligible Financial Intermediaries	None	None
Benefit Plans with omnibus accounts held on the Books of the Funds	None	None
Other Benefit Plans[3]	None	N/A
Institutional Investors	$1,000	$100,000

1.	Class I Shares are offered to institutional and other eligible investors, including:
A.

Employee benefit plans with omnibus accounts held on the books of the Fund, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing plans, non-qualified deferred compensation plans, and other similar employer-sponsored retirement plans, and health savings accounts or similar accounts for employees of M&T Bank Corporation and its subsidiaries;

B.

Clients of eligible Financial Intermediaries, which are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I Shares through a no-load network or platform;

C.	Institutional investors, including corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities; and
D.	Advisory or Trust clients of Wilmington Trust or its affiliates.
2.	The minimum investment amounts for Class I Shares may be waived for:
A.	Retirement plans with omnibus accounts held on the books of the Fund, as defined in the above;
B.	Clients of eligible Financial Intermediaries, as defined in 1B above;
C.	Advisory or Trust clients of Wilmington Trust or its affiliates; and
D.	Shareholders who acquired Class I in the share class conversion dated April 13, 2013 who also remain subject to the $250 account balance minimum.
3.

Other benefit plans include (i) retirement plans investing through brokerage accounts. Individual retirement vehicles include traditional and Roth IRAs, (ii) individual retirement vehicles and (iii) health savings accounts and Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Other benefit plans are treated like individual investors for the purposes of determining sales charge reductions or waivers.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time. The minimum initial investment amounts for Class I will be waived for a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (Immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people).

Please keep this Supplement for future reference.

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